December 31, 2004



Volumetric Fund, Inc.
A No-Load Mutual Fund





Annual Report 2004








                      (Logo)
               Volumetric Fund, Inc.







To Our Shareholders:


     During 2004, Volumetric Fund?s net asset value per share (NAV) appreciated 13.5%, which included a strong 10.0% gain in the fourth quarter. The Fund closed out the year at $21.28, up from our opening NAV of $18.75 on January 2, 2004. (Our audited NAV was adjusted by one cent from the preliminary $21.29 in your account statement.) For the fifth year in a row, Volumetric has again outperformed the stock market, as shown below.

       Returns of Volumetric Fund versus Stock Market Indices in 2004

 Volumetric   S&P 500     NYSE Composite   Dow-Jones     NASDAQ Composite
   Fund        Index          Index       Industrials

  +13.5%     + 9.0%          +12.6%        + 3.2%          + 8.6%

     The Volumetric Index closed out the year at $172,799, a new record. As you know, the Index measures the value of a hypothetical investment of $10,000 in Volumetric Fund, on January 1, 1979, assuming all dividend distributions were reinvested. Our compounded annual return over the past 26 years, since inception, has been 11.58%, as compared to that of the NYSE Composite Index which had a 10.46% return during the same period.

     Thanks to our "Volume and Range" system, introduced over four years ago on September 1, 2000, Volumetric has again surpassed the stock market for the fifth year in a row. For example, in the past five years we beat the S&P 500 Index by 37.0%, cumulatively, as shown below.


        Volumetric Fund   S&P 500 Index    Advantage
2004        +13.5%           + 9.0%      Volumetric by 4.5%
2003       + 30.5%          + 26.4%      Volumetric by 4.1%
2002       - 12.1%          - 23.4%      Volumetric by 11.3%
2001       -  4.5%          - 13.0%      Volumetric by 8.5%
2000       -  1.8%          - 10.4%      Volumetric by 8.6%
                                        ---------------------
	           	        Cumulative Advantage: 37.0%
                                                     ======

   The main advantage of the "Volume & Range" system is that it provides a disciplined, mathematical approach in managing our portfolio. Both our stock picking and stock sales are based on our proprietary, computer models. The "Volume & Range" system uses a conservative methodology with the objective of combining growth during up markets and protection under negative market conditions.

FOURTH QUARTER PORTFOLIO CHANGES

    As we mentioned above, our NAV advanced 10.0% during the fourth quarter of 2004. As of December 31, the Volumetric Fund"s net assets reached a record $23.2 million. We have reduced our cash position from 12.4% on September 30, to 3.6%. Our year end portfolio includes 83 stocks. Out of these we have 75 gainers and 7 losers. One stock is unchanged. Our three greatest percentage gainers are McDonalds, up 150%, Carnival Corp, up 125% and Caesars Entertainment, up 122%. Our average stock is up 27.5%. Our biggest loser is Mylan Laboratories, which is down 9%.

    The following stocks were acquired for our portfolio during the fourth quarter: Applied Materials, Archer Daniels Midland, Barr Pharmaceuticals, Barrick Gold, Charles Schwab, Compuware, Deere, Health Net, Honeywell, H&R Block, Interpublic Group, Ingersoll-Rand, Jacobs Engineering, KLA-Tencor, Novellus Systems, Pepsico, Reebok, Southwest Air Lines, Steelcase, S&P 500 Index Trust, Sysco Corp., Tommy Hilfiger, Unova, Valspar, Veritas Software and York International.

     The following stocks were sold: Adaptec, Affiliated Computer Services, AFLAC, Agco, Alcoa, Bellsouth, Boston Scientific, Cooper Cameron, Edwards AG, Helen of Troy, Kohl's, Lincoln National, Metro-Goldwyn-Meyer, Pioneer Natural Resources, Ryland Group, SBC Communications, Talbots, Temple Inland, Texas Instruments and Wyeth.


TOP STOCK AND INDUSTRY HOLDINGS

    Our top 10 common stocks, excluding index based securities, and 12 largest industry holdings are listed below, as of December 31, 2004. See "Statement of Net Assets" on page 4 for details.

		 % of Fund Assets  Unrealized Gain %

McDonalds               1.94%       150.3%
Carnival Corp.          1.76        125.9
EGL, Inc.               1.74         83.2
Verisign                1.74         87.9
Unova                   1.64         73.6
Norfolk Southern        1.56         90.8
CNF, Inc.               1.45         52.6
Arkansas Best           1.37         41.6
Alaska Air Group        1.34         49.9
McCormick               1.33         68.8
                      -------
 Top Ten Stocks:       15.87%
                      -------


  Largest Industry Holdings
    % of Fund Assets

Foods and Beverage           7.4%
Machinery                    6.0
Financial Services           5.8
Electrical/Electronics       5.6
Chemicals                    5.6
Misc./Diversified            4.9
Retail                       4.6
Business/Consumer Services   4.4
Leisure and Entertainment    4.3
Indexes                      4.2
Air Transport                4.0
Drugs                        4.0
                            -----
                Total:      60.8%
                            -----

DISTRIBUTIONS AND OTHER NEWS

     On December 31, 2004, Volumetric Fund declared an annual distribution of $2.35 per share " representing $2.20 per share long-term capital gains and $0.15 per share short term capital gains " to shareholders of record at December 31, 2004. Reinvesting shareholders received 12.4% additional shares on January 1, 2005. At the same time, our Fund's NAV was reduced by $2.35 per share due to the distribution.

     Our traditional and Roth IRAs and various other 'no-fee' retirement accounts are growing and now represent about 31% of assets in Volumetric Fund. Please note that IRA contribution limits for tax year 2005 are raised to $4,000 and $4,500 if you are 50 or over. Contributions for 2004 are at $3,000 and $3,500, if you are over 50.

     We are pleased to announce that in December the Board of Directors appointed Jeffrey Gibs as Vice President and Chief Compliance Officer of the Fund. Jeffrey has over 15 years of managerial experience with various financial institutions including Chase Manhattan Bank, Van Eck Global Funds, Volumetric Advisers, DLIBJ Asset Management and GlobeOp Financial Services.

UPDATE AND OUTLOOK

     After a poor start in 2005, the market has turned the corner on January 31, the day after the successful Iraqi elections. Indeed, our proprietary volume indicator gave a "buy signal" on that day. Currently, the market indices and Volumetric have regained most of their losses from their lows in January. As of February 7, our NAV is down 2.1% from its January opening price and stands at $18.53. The four benchmark market indices are also down, from 1 to 4%, during the same period. Currently, we are only 2.3% away from our dividend adjusted record high of $18.96.

     Despite the stock market's unexciting start, we are still optimistic for the rest of year. We appreciate your continued confidence in Volumetric Fund. Please do not hesitate to call us, if you have any questions.

February 8, 2005
                 Sincerely,


/s/Gabriel Gibs                                 /s/ Irene Zawitkowski

Gabriel J. Gibs					Irene J. Zawitkowski
Chairman and CEO				President




THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

   Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund Versus the New York Stock Exchange Composite Index*
               (From January 1, 1979 to December 31, 2004)



YEAR         VOLUMETRIC       NYSE INDEX
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909
2000         $139,355         $119,142
2001         $133,167         $113,729
2002         $116,682          $91,211
2003         $152,246         $117,918
2004         $172,799         $132,740




Average Annual Total Returns Of Fund(as of 12/31/04)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     +13.49%   +4.14%    + 8.61%     +11.58%
NYSE Comp Index     +12.57%   +2.40%    +11.30%     +10.46%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distribuions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The NYSE Composite Index is an unmanaged index of all common stocks traded on the NYSE. It is not possible to invest directly in the index.








                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2004     2003     2002     2001     2000
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year  $18.75   $14.37   $16.79   $18.16   $19.66
Income from investment operations:
  Net investment income (loss)       (0.12)   (0.11)   (0.09)    0.00     0.04
  Net realized and unrealized
     gains (losses) on investments    2.65     4.49    (1.88)   (0.79)   (0.38)
                                     -----    -----    -----    -----    -----
 Total from investment operations     2.53     4.38    (1.97)   (0.79)   (0.34)
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income              0.00     0.00    (0.00)    0.00     0.00
   Net realized gains                 0.00     0.00    (0.45)   (0.55)   (1.16)
                                     ------   ------   ------   ------   ------
Total distributions                   0.00     0.00    (0.45)   (0.58)   (1.16)
                                     ------   ------   ------   ------   ------
Net asset value, end of year         $21.28   $18.75   $14.37   $16.79   $18.16
                                    =======  =======  ========  =======  ======
Total return                         13.49%   30.48%  (12.06%)  (4.47%)  (1.76%)
                                    =======  =======  =======   =======  ======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)      $23,193  $19,201   $14,594  $16,808  $18,342

Ratio of expenses to average
   net assets                         1.94%     1.96%    1.96%    1.95%    1.95%
Ratio of net investment income to
 average net assets                  (0.61%)  (0.70%)  (0.55%)   0.02%     0.21%
Portfolio turnover rate                156%     152%     329%     221%      248%


*Audited by other accountants              See notes to financial statements



                 VOLUMETRIC FUND, INC.
                STATEMENT OF NET ASSETS
                   December 31, 2004

COMMON STOCKS: 96.4%
                                                MARKET
SHARES             COMPANY                       VALUE
       Aerospace/Defense: 1.1%
 6,700 Raytheon                                $260,161
                                              ---------
       Air Transport: 4.0%
 9,300 Alaska Air Group*                        311,457
13,500 EGL, Inc.*                               403,515
14,000 Southwest Air Lines                      227,920
                                              ---------
                                                942,892
                                              ---------
       Apparel: 2.1%
 6,100 Liz Claiborne                            257,481
19,600 Tommy Hilfiger*                          221,088
                                              ---------
                                                478,569
                                              ---------
       Auto/Auto Parts: 1.1%
 5,900 Genuine Parts                            259,954
                                              ---------
       Banking: 3.2%
 7,700 Banknorth Group                          281,820
 7,800 North Fork Bancorp.                      225,030
 3,500 Zion Bancorp                             238,105
                                              ---------
                                                744,955
                                              ---------
       Business/Consumer Services: 4.4%
 5,600 ChoicePoint, Inc.*                       257,544
11,700 Electronic Data Systems                  270,270
18,100 Interpublic Group*                       242,540
17,500 The ServiceMaster Company                241,325
                                              ---------
                                              1,011,679
                                              ---------
       Chemicals: 5.6%
 7,000 Albemarle                                270,970
 5,200 Dow Chemical                             257,452
 5,500 Rohm & Haas                              243,265
 6,300 Sherwin-Williams                         281,169
 4,700 Valspar Corp.                            235,047
                                              ---------
                                              1,287,903
                                              ---------
       Computers, Software: 3.6%
25,000 Compuware*                               160,250
12,000 Comverse Technology*                     293,400
 8,000 Microsoft                                213,760
 6,000 Veritas Software*                        171,300
                                              ---------
                                                838,710
                                              ---------
       Drugs: 4.0%
 5,200 Barr Pharmaceuticals*                    236,808
 4,400 Genzyme*                                 255,508
11,000 Mylan Laboratories                       194,480
 7,300 Watson Pharmaceuticals*                  239,513
                                              ---------
                                                926,309
                                              ---------
       Electrical/Electronics: 5.6%
 7,800 Anixter                                  280,722
14,000 Applied Materials*                       239,400
 6,300 International Rectifier*                 280,791
15,000 National Semiconductor                   269,250
 8,000 Novellus Systems*                        223,120
                                              ---------
                                              1,293,283
                                              ---------
       Engineering, Construction: 1.1%
 5,200 Jacobs Engineering*                      248,508
                                              ---------

       Financial Services: 5.8%
 4,300 Affiliated Managers Group*               291,282
 4,500 American Express                         253,665
23,000 Charles Schwab                           275,080
 8,500 First American Corporation               298,690
 4,500 H&R Block                                220,500
                                              ---------
                                              1,339,217
                                              ---------
       Foods/Beverage: 7.4%
 3,600 Anheuser-Busch                           182,628
13,000 Archer-Daniels-Midland                   290,030
12,500 Hain Celestial Group*                    258,375
 8,000 McCormick & Company                      308,800
 4,500 Pepsico                                  234,900
 4,200 Smucker, JM                              197,694
 6,500 Sysco Corp.                              248,105
                                              ---------
                                              1,720,532
                                              ---------
       Gold: 2.0%
10,600 Barrick Gold                             256,732
 4,900 Newmont Mining                           217,609
                                              ---------
                                                474,341
                                              ---------
       Indexes: 4.2%
 8,000 Standard & Poor 500 Index Trust          966,960
                                              ---------

                                                 MARKET
SHARES   COMPANY                                 VALUE

       Insurance: 2.1%
 4,600 Jefferson-Pilot                         $239,016
 4,500 Torchmark                                257,130
                                              ---------
                                                496,146
                                              ---------
       Internet Services: 1.7%
12,000 Verisign*                                403,200
                                              ---------
       Leisure/Entertainment: 4.3%
 7,100 Carnival Corp.                           409,173
15,000 Caesars Entertainment*                   302,100
 8,900 Fox Entertainment*                       278,214
                                              ---------
                                                989,487
                                              ---------
       Machinery: 6.0%
 3,500 Deere & Co.                              260,400
 3,200 Ingersoll-Rand                           256,960
 9,000 Pall Corp.                               260,550
15,000 Unova*                                   379,350
 6,500 York International                       224,510
                                              ---------
                                              1,381,770
                                              ---------
  Medical/Healthcare: 2.3%
 9,000 Health Net Inc.*                         259,830
 7,600 Omnicare                                 263,112
                                              ---------
                                                522,942
                                              ---------
       Misc./Diversified: 4.9%
 7,100 Eastman Kodak                            228,975
 6,200 Honeywell                                219,542
 3,000 ITT Industries                           253,350
 4,100 Millipore*                               204,221
16,200 Steelcase                                224,208
                                              ---------
                                              1,130,296
                                              ---------
       Oil/Oil Services: 2.2%
 4,800 Smith International*                     261,168
 4,800 Weatherford International*               246,240
                                              ---------
                                                507,408
                                              ---------
       Precision Instruments: 1.4%
 5,000 KLA Tencor*                              232,900
 4,400 PerkinElmer                               98,956
                                              ---------
                                                331,856
                                              ---------
       Publishing: 1.0%
 3,500 Knight-Ridder                            234,290
                                              ---------
       Railroads: 2.7%
 6,600 CSX Corp.                                264,528
10,000 Norfolk Southern                         361,900
                                              ---------
                                                626,428
                                              ---------
       Restaurants: 1.9%
14,000 McDonald's Corp.                         448,840
                                              ---------
       Retail: 4.6%
 5,900 Costco                                   285,619
10,000 Dillard's Inc.                           268,700
 6,000 Home Depot                               256,440
14,000 Shopko Stores*                           261,520
                                              ---------
                                              1,072,279
                                              ---------
       Shoes: 1.1%
 5,800 Reebok International                     255,200
                                              ---------
       Trucking: 3.9%
 7,100 Arkansas Best                            318,719
 6,700 CNF, Inc.                                335,670
 3,000 United Parcel Service                    256,380
                                              ---------
                                                910,769
                                              ---------
       Utilities: 1.1%
 9,500 Energy East                              253,460
TOTAL COMMON STOCKS:
  (COST $17,901,984)                         22,358,344
                                             ----------
CASH EQUIVALENTS & RECEIVABLES
   LESS LIABILITIES: 3.6%
   Cash                                         103,055
   JP Morgan Prime Money Market Fund            709,792
   Dividends and interest receivable             21,607
                                            -----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES             834,454
                                            -----------
TOTAL ASSETS                                 23,192,798
Less Liabilities                                      -
                                            -----------
NET ASSETS: 100.0%                          $23,192,798
                                            ===========
VOLUMETRIC SHARES OUTSTANDING                 1,089,824
                                              ---------
NET ASSET VALUE PER SHARE                        $21.28
                                              =========
*  Non-income producing security







                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2004


INVESTMENT INCOME
  Dividends.........................................$   255,256
  Interest..........................................     20,477
                                                     ----------
     TOTAL INVESTMENT INCOME........................    275,733
EXPENSES
  Management fee (Note 2)...........................    402,209
                                                     ----------
  NET INVESTMENT LOSS ...............................  (126,476)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................  2,760,413
  Unrealized appreciation of investments
     Beginning of year............... $ 4,365,229
     End of year........................4,456,360
                                      -----------
  Increase in unrealized appreciation..............      91,131
                                                    ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS....   2,851,544
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $ 2,725,068
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2004       12/31/2003
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $ (126,476)        (112,509)
Net realized gain on investments.................   2,760,413         900,577
Increase in unrealized appreciation..............      91,131       3,648,428
                                                  -----------       ----------
   NET INCREASE IN NET ASSETS
      FROM OPERATIONS............................   2,725,068        4,436,496
                                                  -----------       ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)..............   1,266,412          170,967
                                                   ----------      -----------
NET INCREASE IN NET ASSETS.......................   3,991,480        4,607,463
NET ASSETS:
    BEGINNING OF YEAR............................  19,201,318       14,593,855
                                                  -----------     ------------
    END OF YEAR.................................  $23,192,798      $19,201,318
                                                 ============     ============


                   See notes to financial statements








NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are valued at the last reported sales price on the day of valuation.

  b) Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Securities are recorded on a trade date basis.

  c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

   d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements. Distributions are taxable to shareholders in the year earned by the Fund. For the year ending December 31, 2004, the Board of Directors declared the following distribution.

                                2004
                                ----
       Record Date		December 31, 2004
       Ex-Dividend Date		January 3, 2005
       Payment Date		January 3, 2005
       Distribution		$ 2.35 per share from capital gains

    The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gain gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2004, reclassifications were recorded to decrease net investment loss and short-term realized gains by $126,476.

    e) Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.

2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required by the operation of the Fund. This includes investment management, fees of the custodian, professional fees, remuneration of officers and directors, state registration fees, franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related and transfer agency expenses. Certain officers and directors of the Fund are also officers and directors of the investment advisor.

During 2004 the Fund paid brokerage commissions of $1,966 to Northeast Securities, one of the brokers for the Fund. William P.
Behrens is an officer of that broker and is also a director of the Fund.




3. Capital Share Transactions

At December 31, 2004, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

                               Year Ended                 Year Ended
                            December 31, 2004          December 31, 2003

                            Shares       Amount         Shares     Amount
                           --------   -----------      --------  ---------
 Shares sold                92,823      $1,796,397      44,735    $734,196
 Distributions reinvested     ---         ---           ------     -------
                           -------     -----------      --------  ---------
                            92,823      $1,796,397      44,735     734,196
 Shares redeemed           (27,302)      (529,985)    (35,950)   (563,229)
                           --------   ------------    --------- -----------
 Net increase               65,521      $1,266,412       8,785    $170,967
                           ========  =============    ========= ===========





4. Purchases and Sales of Investment Securities

For the year ended December 31, 2004, purchases and sales of securities were $30,598,131 and $29,771,782, respectively. At December 31, 2004, the cost of investments for Federal income tax purposes was $17,901,984. Accumulated net unrealized appreciation on investments was $4,456,360 consisting of $4,496,800 gross unrealized appreciation and $40,440 gross unrealized depreciation.

5. Composition of Net Assets
At December 31, 2004 net assets consisted of:

Net capital paid in on shares of stock.................... 16,175,552
Accumulated net unrealized appreciation of investments....  4,456,360
Accumulated net realized gain on investments..............  2,560,886
                                                          -----------
                                                          $23,192,798
                                                          ===========

As of December 31, 2004, the components of the distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	  	            159,729
	Undistributed long-term capital gains             2,401,157
	                                                 ----------
	Tax accumulated earnings	                  2,560,886
	Accumulated capital 		                 16,175,552
	Unrealized appreciation	                          4,456,360
                                                         ----------
	Book accumulated earnings                        23,192,798
                                                         ==========






   REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Audit Committee, Board of Directors and Shareholders of
Volumetric Fund, Inc. Pearl River, New York


We have audited the accompanying statement of net assets of Volumetric Fund, Inc., as of December 31, 2004, and the related statement of operations for the year then ended, statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for Volumetric Fund, Inc. for the periods presented prior to December 31, 2002 were audited by other accountants whose report, dated February 14, 2002, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

			BKD, LLP

January 28, 2005
Houston, Texas






DIRECTORS

    The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.




                              Interested Directors


  Director                  Occupation                               Age  Director
                                                                          Since
William P. Behrens         Vice Chairman,Northeast Securities, Inc.   65   1987
Northeast Securities, Inc. since 2001, a member of New York, American
100 Wall Street            and other stock exchanges. Previously, CEO
New York NY 10005          of Investec Ernst  & Company.

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio       68   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Raymond W. Sheridan        Sheridan Raymond Sheridan Financial, Inc., 54   1995
R. Sheridan Financial      President. Insurance and financial
19 E Washington Ave        Services. Mr. Sheridan is also Vice
Pearl River,  NY 10965     President and Treasurer of the Fund.

Irene J. Zawitkowski       President, Co-Founder,Portfolio Co-Manager 51   1978
Volumetric Fund,Inc.       and Secretary of the Fund. Officer in
87 Violet Drive            various capacities since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

Louis Bollag               Member of the Funbd's nominating committee
31 Deerfield Road,         Senior Corporate Account Manager,Albemarle 57   2002
Wyckoff, NJ 07481          Corp., since 2001, a chemical manufacturer.
                           Previously, General Manager of Alumina
                           Chemicals at Alusuisse.

Jeffrey J. Castaldo,       Member of the Fund's nominating commiettee.
J.C. Commercial, Inc.      President J.C. Commercial Inc., a          42   1994
115 Stevens Avenue         commercial real estate and investment
Valhalla, NY 10595         service company.  Previously, Executive
                           Director, Capelli Enterprises.

Joseph Haeupl              Member of the Fund's audit committee.      59   2004
9 Grove Place              Engineering consultants since 2002. Prev-
Mount Lakes NJ 07046       iously, Director of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.

Stephen J. Samitt          Chairman of the Fund's audit committee. He 63   1996
87 Violet Drive            is associated with Briggs Bunting &
Pearl River, NY 10965	   Dougherty, LLP certified public
                           accountantsw, since 1997 . Previously
                           Partner, Tait, Weller & Baker a full
                           service public accounting firm.

David L. Seidenberg        Memeber of the Fund's audit committee.     58  1983
SQ Ventures, LLC           President, SQ Ventures, LLC, since 2002.
70 Kinderkamack Road       Previously, Vice President of Davos
Emerson, NJ 07630          Chemical Company from 1972 until 2002.







INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2004

     As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of period and held for the entire semi-annual period, July 1, 2004 ' December 31, 2004.

     The table illustrates your fund's costs in two ways.

    Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account
Value' shown is derived from the Fund's actual return for the past six month period, the 'Expense Ratio' column shows the period's annualized expense ratio, and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $7,800 account value divided by $1,000 = 7.8), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

    Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, and the expense ratio is unchanged. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical
example with the   hypothetical examples that appear in
shareholder reports of other funds.

    Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees or exchange fees. Volumetric Fund does not charge any sales loads, redemption fees or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only and will not help you to determine the relative total costs of owning different funds.



                    Beginning      Ending       Expense Ratio   Expenses Paid
                  Account Value  Account Value                 During Period**
                     07/01/04      12/31/04*

Actual               $1,000       $1,065.10             1.94%        $10.07
Hypothetical
       (5% Return)   $1,000       $1,015.38             1.94%         $9.83

  *The actual total return for the six-month period ended December 31, 2004 was 6.51%

  **Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 366.

PROXY AND PORTFOLIO INFORMATION

    Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

    The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q (previously N-30B-2).
These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.
















                  INVESTMENT ADVISOR and TRANSFER AGENT

                       Volumetric Advisers, Inc.
                            87 Violet Drive
                        Pearl River, NY 10965


                              CUSTODIAN

                          JP Morgan Chase
                          1211 6th Avenue
                        New York, NY 10036


                  IRA AND PENSION ACCOUNTS TRUSTEE

                Delaware Charter Guarantee & Trust Co.
                           P.O. Box 8963
                       Wilmington, DE 19899


                       INDEPENDENT ACCOUNTANTS

                             BKD, LLP
                  1360 Post Oak Blvd., Suite 1900
                         Houston, Texas 77056



    This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.








Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
----------------------
Transfer Agent
--------------

Volumetric Advisers, Inc.
Pearl River, New York

Custodian
----------

J.P. Morgan Chase
New York, New York

Independent Auditors
--------------------

BKD, LLP
Houston, Texas

Board of Directors
------------------

William P. Behrens
Louis Bollag
Jeffrey J. Castaldo
Gabriel J. Gibs, Chairman
Joseph Haeupl
Stephen Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers
--------

Gabriel J. Gibs
    Chairman, CEO, Portfolio Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Raymond W. Sheridan
    Vice President, Treasurer
Jeffrey M Gibs
    Vice President